UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

☒	Preliminary Proxy Statement.
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12.

The Nottingham Investment Trust II

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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The Brown Capital Management Balanced Fund

The Brown Capital Management Equity Fund

Each a series of The Nottingham Investment Trust II

116 South Franklin Street, PO Box 4365

Rocky Mount, North Carolina 27803-0365

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NOTICE OF MEETING

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April __, 2009

The Nottingham Investment Trust II (“Trust”), on behalf of The Brown Capital Management Balanced Fund and The Brown Capital Management Equity Fund, each a series portfolio of the Trust (each a “Fund” and collectively, the “Funds”), will hold a Special Meeting of Shareholders of each Fund on Friday, May 15, 2009 at 3:00 p.m. Eastern Time (“Special Meeting”). The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27802-0069 for the following purposes as described in the accompanying Proxy Statement:

1.	To approve the liquidation of the assets and dissolution of the Funds pursuant to the provisions of a Plan of Liquidation approved by the Funds’ Board of Trustees; and
2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on April 15, 2009 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

The Nottingham Investment Trust II

A. Vason Hamrick

Secretary

IMPORTANT NOTE: VOTING YOUR PROXY IS IMPORTANT. TO VOTE YOUR SHARES AT THE SPECIAL MEETING (OTHER THAN IN PERSON AT THE SPECIAL MEETING), A SHAREHOLDER MUST RETURN A PROXY. THE RETURN ENVELOPE ENCLOSED WITH THE PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

The Brown Capital Management Balanced Fund

The Brown Capital Management Equity Fund

Each a series of The Nottingham Investment Trust II

116 South Franklin Street, PO Box 4365

Rocky Mount, North Carolina 27803-0365

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PROXY STATEMENT

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April __, 2009

Introduction

The Nottingham Investment Trust II (“Trust”), a Massachusetts business trust, on behalf of The Brown Capital Management Balanced Fund (“Balanced Fund”) and The Brown Capital Management Equity Fund (“Equity Fund”), each a series of the Trust, will hold a Special Meeting of Shareholders of each Fund on Friday, May 15, 2009 at 3:00 p.m. Eastern Time (“Special Meeting”) for the purposes set forth in the accompanying notice. The Balanced Fund and Equity Fund may be referred to throughout this Proxy Statement generally as a “Fund” and collectively as the “Funds.” The Special Meeting will take place at the Trust’s principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, PO Box 69, Rocky Mount, North Carolina 27802-0069. The Trust’s telephone number is (252) 972-9922.

Shareholders of record of each Fund at the close of business on April 15, 2009 (the “Record Date”) are entitled to vote at the Special Meeting. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board”) to be used at the Special Meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Special Meeting (including adjournments). Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Special Meeting, your proxy will be voted in accordance with your specification. IF YOU MAKE NO SPECIFICATION ON THE BALLOT PROVIDED IN THE PROXIES, YOUR PROXY WILL BE VOTED IN FAVOR OF LIQUIDATING AND DISSOLVING THE FUNDS PURSUANT TO THE PLAN OF LIQUIDATION PREVIOUSLY APPROVED BY THE BOARD, ATTACHED HERETO AS EXHIBIT A, AND SUMMARIZED BELOW IN PROPOSAL 1.

Proxies should be sent via U.S. Mail to NC Shareholder Services, LLC at 116 South Franklin Street, PO Box 4365, Rocky Mount, North Carolina 27803-0365. A return envelope, which does not require further postage if mailed within the United States, has been enclosed herewith for your convenience.

This Proxy Statement is being furnished by each Fund to its shareholders in connection with its upcoming Special Meeting. The Board is soliciting the proxies of all of the Funds’ shareholders as of the Record Date with respect to Proposal 1 outlined below.

The Brown Capital Management Balanced Fund

The Brown Capital Management Equity Fund

Each a series of The Nottingham Investment Trust II

116 South Franklin Street, PO Box 4365

Rocky Mount, North Carolina 27803-0365

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PROPOSAL 1

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April __, 2009

Proposal to Liquidate Assets and Dissolve the Funds

Pursuant to the Plan of Liquidation

The Board is proposing to liquidate the assets and dissolve the Funds pursuant to the provisions of a plan of liquidation, which was approved by the Board at a meeting held on March 30, 2009 (the “Board Meeting”) and is attached to this Proxy Statement as Exhibit A (the “Plan of Liquidation”). In conjunction with the Plan of Liquidation for each Fund, the Fund’s investment advisor, Brown Capital Management, Inc. (the “Advisor”), will liquidate the respective Fund’s assets at market prices and on such terms and conditions as the Advisor shall determine to be reasonable and in the best interests of the Fund and its shareholders. If the Plan of Liquidation for a Fund is approved by shareholders, then the assets of that Fund will be distributed pro rata as soon as reasonably practicable thereafter. In the event the Plan of Liquidation is not approved for a Fund by its shareholders, the Board will then consider what action, if any, should be taken with respect to such Fund.

Reasons for the Liquidation

Each Fund is a series of the Trust. The Trust is an open-end management investment company organized as an unincorporated Massachusetts business trust on October 25, 1990. At the Board Meeting, the Board, including all of the trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), unanimously adopted resolutions approving the proposed liquidation and dissolution of the Funds and directing that the proposal be submitted to the Funds’ shareholders for consideration. Several factors, including those described below, influenced the Board’s determination that the Funds be closed and liquidated.

At its Board Meeting, the Board considered the (i) the level of Fund expenses that have been assumed by the Adviser; (ii) the anticipated additional expenses each Fund may incur, particularly in light of such Fund’s historical operating expenses; (iii) the willingness of the Adviser to continue providing advisory service to the Fund and to continue assuming expenses of Fund; and (iv) the anticipated returns to shareholders. The Board noted that each of the Funds’ net assets have declined over the last several years, which, in turn, has prevented the Funds from realizing lower expenses. While the impact to shareholders in terms of expenses has been limited due to the expense limitation arrangements that have been in place over the years, the

Board considered that the Advisor believes the prospects for the future growth of the Funds may be limited and that the Advisor may be unwilling to commit to limiting expenses of the Funds on an indefinite basis.

The Advisor requested that the Board consider the liquidation of each Fund pursuant to the Plan of Liquidation. Based upon the Advisor’s presentation and recommendation, as well as a careful and deliberate discussion of the facts and circumstances and alternatives presented to it, the Board concluded that the dissolution and liquidation of the Funds under the Plan of Liquidation is in the best interests of each Fund and its shareholders. Upon liquidation, shareholders in the Funds will receive a taxable cash distribution. See “Federal Income Tax Consequences” below.

Plan of Liquidation

The Plan of Liquidation provides for the complete liquidation of all of the assets of each Fund. If the Plan of Liquidation is approved, the Advisor will undertake to liquidate the remainder of each Fund’s assets at market prices and on such terms and conditions as the Advisor shall determine to be reasonable and in the best interests of the Fund and its shareholders. To avoid certain negative tax implications, prior to the distribution, the Board will declare, and pay, a dividend in an amount equal to the aggregate amount of the Fund’s investment company taxable income and any net capital gain for the taxable year. The Plan of Liquidation of each Fund may be effected without any federal or state regulatory approval or compliance with specific federal or state regulatory requirements.

Liquidation Value

Subject to the approval of the Plan of Liquidation, the shareholders of the Funds will each receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Funds’ current prospectus. The Funds’ prospectus was recently supplemented on March 31, 2009 to disclose the decision of the Board to discontinue all sales of new shares in the Funds and to no longer accept purchase orders for shares of the Funds effective at the close of business on March 31, 2009. Shareholders will each receive such a distribution as soon as practicable after the consummation of the sale of all portfolio securities and the payment of or accrual for all known liabilities and obligations (each, a “Liquidation Distribution”). Each Fund shall pay, discharge, or otherwise provide for the discharge of any and all liabilities prior to the Liquidation Date (as such term defined in Section 4 of the Plan of Liquidation). However, if a Fund is unable to discharge all of its liabilities prior to the Liquidation Date, it may retain cash or cash equivalents in an amount believed necessary to discharge such liabilities. Unpaid liabilities may include income dividends and capital gain distributions.

Liquidation Distributions

At present, the date or dates on which each Fund will pay its Liquidation Distribution to its shareholders is not known to the Fund, but it is anticipated that if a Fund’s shareholders adopt the Plan of Liquidation at the Special Meeting, the liquidation would occur on or around May 20, 2009. Shareholders will receive their respective Liquidation Distributions without any further action on their part.

Early Redemption

THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE FUNDS AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN OF LIQUIDATION. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES IN ACCORDANCE WITH REDEMPTION PROCEDURES SET FORTH IN THE FUND’S PROSPECTUS WITHOUT THE NECESSITY OF WAITING FOR THE FUNDS TO TAKE ANY ACTION.

Federal Income Tax Consequences

The following summary provides general information regarding the federal income tax consequences to the Funds resulting from their liquidation and dissolution, and to their shareholders for their receipt of a Liquidation Distribution from the Funds. The Trust, on behalf of the Funds, has not sought a ruling from the U.S. Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of a Liquidation Distribution. ACCORDINGLY, SHAREHOLDERS OF THE FUNDS SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, AND LOCAL INCOME OR OTHER TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION IN LIGHT OF THEIR PARTICULAR TAX CIRCUMSTANCES.

As discussed above, upon approval of the Plan of Liquidation by the shareholders of a Fund, the Fund anticipates it will sell its assets. The Fund anticipates that it will declare, and pay, a dividend in an amount equal to the aggregate amount of the Fund’s investment company taxable income and any net capital gain for the taxable year. The Fund anticipates that it will distribute the remaining proceeds and any income to its shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, throughout its liquidation process and will make all required distributions so that it will not be taxed on any of the Fund’s net gain, if any, realized from the sale of its assets.

A Liquidation Distribution (which does not include the anticipated dividend) received in cash is a taxable sale event to shareholders and may result in a taxable gain or loss to shareholders. A shareholder who receives a Liquidation Distribution will be treated as having sold shares for the amount of the Liquidation Distribution. Such shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the Liquidation Distribution. If the shares are held as capital assets, the gain or loss will be characterized as a capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders should also be aware that each Fund is required to withhold up to 28% of the Liquidation Distribution payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct and valid U.S. taxpayer identification number.

***IMPORTANT INFORMATION FOR IRA’S AND OTHER QUALIFIED PLANS***

If your Fund shares are held in an IRA account or other qualified retirement plan, you must reinvest this amount through your current retirement plan or another qualified retirement plan to avoid possible penalties and adverse tax consequences. Therefore, you should make arrangements to transfer and reinvest this amount into a qualified retirement plan to avoid such possible penalties and adverse tax consequences.

In addition, if your Fund shares are held in an IRA account or other qualified retirement plan and the redemption check is made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding. Please contact your financial advisor or the Funds at 1-877-892-4226 for more information.

Conclusion

THE BOARD HEREBY RECOMMENDS VOTING FOR THE ABOVE PROPOSAL. THIS PROPOSAL WITH RESPECT TO EACH FUND IS NOT CONTINGENT UPON SHAREHOLDERS OF THE OTHER FUND ALSO APPROVING THE PROPOSAL. THAT IS, IT IS POSSIBLE THAT THE SHAREHOLDERS OF ONE FUND APPROVE THE PROPOSAL AND THE SHAREHOLDERS OF THE OTHER FUND DO NOT APPROVE THE PROPOSAL. IN SUCH A CIRCUMSTANCE, THE FUND WHOSE SHAREHOLDERS APPROVED THE PROPOSAL WOULD BE LIQUIDATED AND DISSOLVED. IN THE EVENT THE PLAN OF LIQUIDATION IS NOT APPROVED BY A FUND, THE BOARD WILL THEN CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN WITH RESPECT TO SUCH FUND. SHAREHOLDERS OF A FUND WILL ONLY HAVE THE RIGHT TO VOTE ON THE PROPOSAL FOR THE OTHER FUND IF THEY ARE ALSO SHAREHOLDERS OF THE OTHER FUND.

Ownership of Shares of Beneficial Ownership

The following table sets forth certain information regarding ownership of the Funds’ shares as of March 31, 2009, by (i) each person or entity known to the Funds who beneficially owns five percent or more of a Fund’s outstanding shares; (ii) each Trustee of the Trust; (iii) the principal executive officer and principal financial officer of the Funds; and (iv) all Trustees and executive officers of the Funds as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name.

The Brown Capital Management Balanced Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Brown Capital Management, Inc. Money Purchase Pension & Profit Sharing Trust	257,609.838 shares	34.59%
The Eddie C. and C. Sylvia Brown Family Foundation, Inc.	104,520.218 shares	14.04%
Charles S. Thurston	76,272.515 shares	10.24%
Total Health Care, Inc.	72,803.644 shares	9.78%
Jack E. Brinson	None	0.00%
James H. Speed, Jr.	None	0.00%
Keith A. Lee	None*	0.00%*
Angela D. Mincher	None	0.00%
All directors and executive officers as a group (4 persons)	None*	0.00%*

*Mr. Lee owns shares of the Fund through the Brown Capital Management, Inc. Money Purchase Pension & Profit Sharing Trust. He does not have voting power with respect to those shares.

The Brown Capital Management Equity Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Brown Family Limited Partnership	272,051.807 shares	55.10%
SEI Private Trust Co. C/O M&T Bank	51,989.806 shares	10.53%
Irrevocable Trust Agreement of Eddie Brown Dated 12/98	46,512.443 shares	9.42%
Brown Capital Management Investment Option Plan	36,851.200 shares	7.46%
Jack E. Brinson	None	0.00%
James H. Speed, Jr.	None	0.00%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Keith A. Lee	None	0.00%
Angela D. Mincher	None	0.00%
All directors and executive officers as a group (4 persons)	None	0.00%

The Fund’s Investment Advisor, Principal Underwriter, and Administrator

The address for the Advisor is 1201 North Calvert Street, Baltimore, Maryland 21202. The Funds’ principal underwriter is Capital Investment Group, Inc. (the “Distributor”). The address for the Distributor is 17 Glenwood Avenue, Raleigh, North Carolina 27603. The Fund’s administrator is The Nottingham Company (the “Administrator”). The address for the Administrator is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Keith A. Lee, Trustee and Principal Executive Officer of the Funds, and Eddie C. Brown, President of the Funds, through their positions at the Advisor, will be indirectly impacted by the liquidations. If the proposal is approved for each Fund, the Advisor would no longer be entitled to compensation by the Funds as the investment adviser to such Funds. Additionally, the Advisor would no longer be obligated to waive its fees and reimburse expenses of the Funds pursuant to current expense limitation arrangements in place for the Funds. Richard K. Bryant, Vice President of the Trust, through his position with the Distributor, will be indirectly impacted by the liquidations as the Distributor will no longer receive compensation from the Funds as their principal underwriter.

Number of Shares Outstanding and Voting

The Funds are series of an open-end registered investment company that have the authority to issue an unlimited number of shares. As of the Record Date, there were _________ shares of the Balanced Fund and _________ shares of the Equity Fund that are outstanding and entitled to vote at the Special Meeting. At the Special Meeting, shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

The holders of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan of Liquidation are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the shareholders, taking into consideration the factors discussed above.

A quorum being present, a vote of the holders of a majority of the shares entitled to vote at the Special Meeting with respect to each Fund is required for approval of Proposal 1 (outlined above) for the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation attached hereto as Exhibit A.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for Proposal 1 (outlined above) and any other shareholder proposal that may come before the Special Meeting.

The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Revocation of Proxy

Shareholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Joy M. Carawan of NC Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, at the Fund’s principal executive offices at the offices of The Nottingham Company, 116 South Franklin Street, PO Box 69, Rocky Mount, North Carolina 27802-0069, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person.

Proxy Solicitation; Expenses

Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Trust and the Advisor without additional compensation or, if necessary, a commercial firm retained for this purpose. The Advisor will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. The Funds intend to request brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Advisor estimates that it will spend approximately $_________ in total costs for soliciting shareholder proxies.

Shareholder Proposals

The current Declaration of Trust and By-Laws of the Trust provide that the Funds are not required to hold annual meetings of shareholders. Proposals that shareholders of the Funds intend to present for inclusion in the proxy materials with respect to any future annual meeting of shareholders of the Funds must be received by the Funds within a reasonable period of time before the Funds begin to print and mail their proxy materials. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at NC Shareholder Services, LLC, 116 South Franklin Street, PO Box 4365, Rocky Mount, North Carolina 27803-0365. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

Annual Report

The Funds will furnish, without charge, a copy of the Annual Report (and the Fund’s most recent semi-annual report succeeding the Annual Report, if any) to any shareholders upon request by writing Joy N. Carawan at NC Shareholder Services, LLC, 116 South Franklin Street, PO Box 69, Rocky Mount, North Carolina 27801-0069, or by calling 1-877-892-4226. This report does not form any part of the proxy solicitation material.

Other Business

Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE TO THE FUNDS OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

April __, 2009

By Order of the Board of Trustees

Jack E. Brinson

Chairman

EXHIBIT A

The Brown Capital Management Balanced Fund

The Brown Capital Management Equity Fund

Each a series of The Nottingham Investment Trust II

116 South Franklin Street, PO Box 4365

Rocky Mount, North Carolina 27803-0365

__________________________________________________________

PLAN OF LIQUIDATION

__________________________________________________________

March 30, 2009

The Nottingham Investment Trust II (“Trust”), a Massachusetts business trust, shall proceed with a complete liquidation of The Brown Capital Management Balanced Fund and The Brown Capital Management Equity Fund, each a series of the Trust (each a “Fund”), according to the procedures set forth in this Plan of Liquidation (“Plan”). The Plan has been approved by the Board of Trustees of the Trust (“Board”) as being advisable and in the best interests of each Fund and its shareholders. The Board has directed that this Plan be submitted to the shareholders of each Fund for their approval or rejection in order to satisfy and comply with Section 11.2 of the Trust’s Declaration of Trust. Upon approval of the Plan by the majority of a Fund’s shareholders, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of Massachusetts law, the Internal Revenue Code of 1986, as amended (the “Code”) and applicable federal securities laws and rules, as follows:

1.	Adoption of Plan. The effective date of the Plan (the “Effective Date”) with respect to a Fund shall be the date the Plan is approved by a majority of the Fund’s shareholders.
2.

Liquidation and Distribution of Assets. The Fund and Brown Capital Management, Inc., as each Fund’s investment advisor (“Advisor”), shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, consummation of the transactions described in this Plan.

3.

Provisions for Liabilities. Each Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.

Dividend and Distribution to Shareholders. Each Fund’s portfolio securities shall be liquidated and the Fund shall pay a dividend in an amount equal to the aggregate amount of the Fund’s investment company taxable income and any net capital gain for the taxable year and shall distribute the remaining assets pro rata as soon as reasonably practical (the “Liquidation Date”) to the shareholders after the last business day of the Fund in complete cancellation and redemption of all outstanding shares of the Fund, except for cash, bank deposits, or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the date of liquidation, including, but not limited to, income dividends, and capital gains distributions, if any, payable through the date of liquidation, and (ii) pay such contingent

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liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

5.	Articles of Amendment. After the Liquidation Date, each Fund shall prepare and file Articles of Amendment for acceptance by the Secretary of State of Massachusetts.
6.

Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without shareholder approval with respect to each Fund at any time prior to the Effective Date if it determines that such action would be advisable and in the best interests of such Fund and its shareholders and such modification or amendment does not render the applicable disclosures (including any proxy statement) provided to shareholders of the Fund incomplete or materially inaccurate. In addition, the Board may abandon this Plan without shareholder approval with respect to each Fund at any time prior to the Effective Date if it determines that abandonment would be advisable and in the best interests of such Fund and its shareholders.

7.

Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute, and deliver such other agreements, conveyances, assignments, transfers, certificates, and other documents, and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of each Fund in accordance with the Code and Massachusetts law, including, without limitation, withdrawing any state registrations of the Fund and/or its shares, deregistering the Fund’s shares, withdrawing any qualification to conduct business in any federal or state in which the Fund is so qualified and the preparation and filing of any tax returns.

8.

Termination of Business Operations. The Board’s previous directive to discontinue all sales of each Fund’s shares and to no longer accept purchase orders for shares of each Fund shall remain in place. In addition, upon the Effective Date, each Fund shall cease to conduct any further business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

9.	Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Advisor, whether or not the liquidation contemplated by this Plan is effected.

Approved by the Board of Trustees on March 30, 2009.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
CORPORATE ACCOUNTS
(1)	ABC Corp.	ABC Corp. John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe	John Doe, Treasurer
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
PARTNERSHIP ACCOUNTS
(1)	The ABC Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1)	John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

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The Nottingham Investment Trust II

THE BROWN CAPITAL MANAGEMENT BALANCED FUND

Special Meeting of Shareholders on May 15, 2009

Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and Angela D. Mincher, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on May 15, 2009, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated April 15, 2009, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposal with respect to each of the above referenced fund. You may only complete this proxy with respect to the fund(s) in which you were a shareholder of record as April 15, 2009, which such fund(s) are indicated below.

Proposal to approve the Plan of Liquidation

With respect to The Brown Capital Management Balanced Fund.

FOR	AGAINST	ABSTAIN
( )	( )	( )

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / fund name / shares / account number]

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposal to approve the Plan of Liquidation with respect to the Funds.

Signature:	Signature (if shares held jointly):

By: _________________________________	By: __________________________________

Print Name: _________________________	Print Name: _________________________

Dated: ______________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

The Nottingham Investment Trust II

THE BROWN CAPITAL MANAGEMENT EQUITY FUND

Special Meeting of Shareholders on May 15, 2009

Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and Angela D. Mincher, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on May 15, 2009, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated April 15, 2009, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposal with respect to each of the above referenced fund. You may only complete this proxy with respect to the fund(s) in which you were a shareholder of record as April 15, 2009, which such fund(s) are indicated below.

Proposal to approve the Plan of Liquidation

With respect to The Brown Capital Management Equity Fund.

FOR	AGAINST	ABSTAIN
( )	( )	( )

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / fund name / shares / account number]

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposal to approve the Plan of Liquidation with respect to the Funds.

Signature:	Signature (if shares held jointly):

By: _________________________________	By: __________________________________

Print Name: _________________________	Print Name: _________________________

Dated: ______________________________	Dated: _____________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.